Exhibit 99.2

Recast Unaudited Financial Information

2023 vs. 2022

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Key Terms, Definitions and Explanatory Notes

General
• “PMI” refers to Philip Morris International Inc. and its subsidiaries. Trademarks and service marks that are the registered property of, or licensed by, the subsidiaries of PMI, are italicized.

• Our consolidated statements of earnings for the year ended December 31, 2022, include the results of operations of Swedish Match from November 11, 2022 (acquisition date) to December 31, 2022.

• Following the sale of Vectura Group Ltd. on December 31, 2024, we are updating our segment reporting by including the remaining Wellness & Healthcare results in the Europe segment. In addition, we will be renaming our “PMI Duty Free” business to “PMI Global Travel Retail” effective in the first quarter of 2025. As a result of this change, PMI's segment that includes our duty free business will be renamed East Asia, Australia & PMI Global Travel Retail (“EA, AU & PMI GTR”).

• The recast 2023 and 2022 financial information in this document reflect the inclusion of the remaining Wellness & Healthcare results into the existing Europe region (announced on February 6, 2025). PMI’s shipment volumes do not differ from previously disclosed results. Financial information for total PMI as well as SSEA, CIS & MEA region, EA, AU & PMI GTR region and Americas region do not differ from previously disclosed results.

• Comparisons are made to the same prior-year period unless otherwise stated.

• "Combustible tobacco products" is the term PMI uses to refer to cigarettes and other tobacco products that are combusted.

Financial
• Adjusted net revenues in 2023 exclude the impact related to the termination of a distribution arrangement in the Middle East.

• "Adjusted Operating Income Margin" is calculated as adjusted operating income divided by adjusted net revenues.

• Management reviews net revenues, gross profit, operating income, operating income margin, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, restructuring costs, tax items and other special items. Additionally, starting in 2022 and on a comparative basis, for these measures other than net revenues and operating cash flow, PMI includes adjustments to add back amortization expense on acquisition related intangible assets that are recorded as part of purchase accounting and contribute to PMI’s revenue generation, as well as impairment of intangible assets, if any. While amortization expense on acquisition related intangible assets is excluded in these adjusted measures, the net revenues generated from these acquired intangible assets are included in the company's adjusted measures, unless otherwise stated. Currency-neutral and organic growth rates reflect the way management views underlying performance for these measures. PMI believes that such measures provide useful insight into underlying business trends and results.

• Management reviews these measures because they exclude changes in currency exchange rates and other factors that may distort underlying business trends, thereby improving the comparability of PMI’s business performance between reporting periods. Furthermore, PMI uses several of these measures in its management compensation program to promote internal fairness and a disciplined assessment of performance against company targets. PMI discloses these measures to enable investors to view the business through the eyes of management.

• Non-GAAP measures used by PMI neither be considered in isolation nor as a substitute for the financial measures prepared in accordance with U.S. GAAP. For a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP measures, see the relevant schedules provided with this report.

Smoke-Free
• Smoke-free business ("SFB”) is the term PMI uses to refer to all of its smoke-free products. SFB also includes wellness and healthcare products, as well as consumer accessories, such as lighters and matches.

• Smoke-free products ("SFPs”) is the term PMI uses to refer to all of its products that provide nicotine without combusting tobacco, such as heat-not-burn, e-Vapor, and oral smokeless, and that therefore generate far lower levels of harmful chemicals. As such, these products have the potential to present less risk of harm versus continued smoking.

• Wellness and Healthcare products primarily refer to products associated with inhaled therapeutics and oral and intra-oral delivery systems.

• "SSEA, CIS & MEA" stands for South & Southeast Asia, Commonwealth of Independent States, and Middle East & Africa.

• "EA, AU & PMI GTR" stands for East Asia, Australia and PMI Global Travel Retail.

									Schedule 1 (1/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues		Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended March 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2023						Combustible Tobacco	2022	% Change
$ 1,815		$ (121)	$ 1,936	$ —	$ 1,936	Europe	$ 1,937	(6.3)%	—%	—%
2,154	(1)	(130)	2,284	—	2,284	SSEA, CIS & MEA	2,195	(1.9)%	4.0%	4.0%
689		(53)	742	—	742	EA, AU & PMI GTR	769	(10.4)%	(3.5)%	(3.5)%
566		9	556	136	420	Americas	402	40.6%	38.3%	4.5%
$ 5,223		$ (295)	$ 5,518	$ 136	$ 5,382	Total Combustible Tobacco	$ 5,303	(1.5)%	4.0%	1.5%

2023						Smoke-Free	2022	% Change
$ 1,339		$ (81)	$ 1,420	$ 158	$ 1,262	Europe	$ 1,353	(1.0)%	4.9%	(6.7)%
86		(5)	91	—	91	of which, Wellness & Healthcare	66	30.3%	37.9%	37.9%
323		19	304	—	304	SSEA, CIS & MEA	250	29.6%	21.9%	21.9%
831		(117)	948	—	948	EA, AU & PMI GTR	818	1.6%	15.8%	15.8%
302		—	303	287	16	Americas	22	+100%	+100%	(28.4)%
$ 2,796		$ (179)	$ 2,975	$ 445	$ 2,530	Total Smoke-Free	$ 2,443	14.5%	21.8%	3.6%

2023						PMI	2022	% Change
$ 3,154		$ (202)	$ 3,356	$ 158	$ 3,198	Europe	$ 3,290	(4.1)%	2.0%	(2.8)%
2,477	(1)	(111)	2,588	—	2,588	SSEA, CIS & MEA	2,445	1.3%	5.8%	5.8%
1,520		(170)	1,690	—	1,690	EA, AU & PMI GTR	1,587	(4.2)%	6.5%	6.5%
868		9	859	423	436	Americas	424	+100%	+100%	2.8%
$ 8,019		$ (474)	$ 8,493	$ 581	$ 7,912	Total PMI	$ 7,746	3.5%	9.6%	2.1%

(1) Includes a reduction in net revenues of $80 million related to the termination of a distribution arrangement in the Middle East
Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 1 (2/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended June 30,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2023					Combustible Tobacco	2022	% Change
$ 2,108	$ (12)	$ 2,121	$ —	$ 2,121	Europe	$ 2,062	2.2%	2.8%	2.8%
2,350	(187)	2,537	—	2,537	SSEA, CIS & MEA	2,203	6.7%	15.2%	15.2%
724	(39)	763	—	763	EA, AU & PMI GTR	754	(4.0)%	1.2%	1.2%
608	14	593	149	444	Americas	444	36.8%	33.5%	0.1%
$ 5,790	$ (224)	$ 6,014	$ 149	$ 5,865	Total Combustible Tobacco	$ 5,463	6.0%	10.1%	7.4%

2023					Smoke-Free	2022	% Change
$ 1,542	$ 1	$ 1,540	$ 172	$ 1,368	Europe	$ 1,323	16.5%	16.5%	3.4%
76	—	76	—	76	of which, Wellness & Healthcare	76	—%	—%	—%
318	(34)	352	—	352	SSEA, CIS & MEA	311	2.1%	13.0%	13.0%
956	(94)	1,050	—	1,050	EA, AU & PMI GTR	710	34.7%	47.9%	47.9%
361	—	362	344	18	Americas	25	+100%	+100%	(29.3)%
$ 3,177	$ (127)	$ 3,304	$ 516	$ 2,788	Total Smoke-Free	$ 2,369	34.1%	39.5%	17.7%

2023					PMI	2022	% Change
$ 3,650	$ (11)	$ 3,661	$ 172	$ 3,489	Europe	$ 3,385	7.8%	8.2%	3.1%
2,668	(221)	2,889	—	2,889	SSEA, CIS & MEA	2,514	6.1%	14.9%	14.9%
1,680	(133)	1,813	—	1,813	EA, AU & PMI GTR	1,464	14.8%	23.8%	23.8%
969	14	955	493	462	Americas	469	+100%	+100%	(1.5)%
$ 8,967	$ (351)	$ 9,318	$ 665	$ 8,653	Total PMI	$ 7,832	14.5%	19.0%	10.5%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 1 (3/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended September 30,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2023					Combustible Tobacco	2022	% Change
$ 2,160	$ 112	$ 2,048	$ —	$ 2,048	Europe	$ 1,996	8.2%	2.6%	2.6%
2,485	(291)	2,775	—	2,775	SSEA, CIS & MEA	2,454	1.3%	13.1%	13.1%
678	(14)	692	—	692	EA, AU & PMI GTR	692	(1.9)%	0.1%	0.1%
509	37	472	49	423	Americas	450	13.3%	4.9%	(5.9)%
$ 5,832	$ (155)	$ 5,988	$ 49	$ 5,939	Total Combustible Tobacco	$ 5,591	4.3%	7.1%	6.2%

2023					Smoke-Free	2022	% Change
$ 1,738	$ 93	$ 1,645	$ 151	$ 1,494	Europe	$ 1,333	30.4%	23.4%	12.1%
75	3	72	—	72	of which, Wellness & Healthcare	57	31.6%	26.3%	26.3%
292	(110)	403	—	403	SSEA, CIS & MEA	368	(20.6)%	9.3%	9.3%
893	(37)	930	—	930	EA, AU & PMI GTR	715	24.8%	29.9%	29.9%
386	1	385	368	17	Americas	24	+100%	+100%	(30.1)%
$ 3,309	$ (54)	$ 3,362	$ 519	$ 2,843	Total Smoke-Free	$ 2,441	35.6%	37.8%	16.5%

2023					PMI	2022	% Change
$ 3,898	$ 205	$ 3,693	$ 151	$ 3,542	Europe	$ 3,329	17.1%	10.9%	6.4%
2,777	(401)	3,178	—	3,178	SSEA, CIS & MEA	2,822	(1.6)%	12.6%	12.6%
1,571	(51)	1,622	—	1,622	EA, AU & PMI GTR	1,407	11.7%	15.3%	15.3%
895	38	857	417	440	Americas	474	88.8%	80.8%	(7.2)%
$ 9,141	$ (209)	$ 9,350	$ 568	$ 8,782	Total PMI	$ 8,032	13.8%	16.4%	9.3%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 1 (4/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2023					Combustible Tobacco	2022	% Change
$ 1,953	$ 137	$ 1,816	$ —	$ 1,816	Europe	$ 1,698	15.0%	7.0%	7.0%
2,333	(206)	2,539	—	2,539	SSEA, CIS & MEA	2,321	0.5%	9.4%	9.4%
585	(11)	596	—	596	EA, AU & PMI GTR	617	(5.1)%	(3.3)%	(3.3)%
617	34	583	44	539	Americas	578	6.8%	0.9%	(6.8)%
$ 5,489	$ (45)	$ 5,534	$ 44	$ 5,489	Total Combustible Tobacco	$ 5,214	5.3%	6.1%	5.3%

2023					Smoke-Free	2022	% Change
$ 1,882	$ 123	$ 1,759	$ 65	$ 1,694	Europe	$ 1,541	22.1%	14.1%	9.9%
69	5	64	—	64	of which, Wellness & Healthcare	72	(4.2)%	(11.1)%	(11.1)%
374	(121)	495	—	495	SSEA, CIS & MEA	365	2.5%	35.8%	35.8%
845	(35)	880	—	880	EA, AU & PMI GTR	861	(1.9)%	2.2%	2.2%
458	1	457	190	268	Americas	171	+100%	+100%	56.4%
$ 3,558	$ (33)	$ 3,591	$ 255	$ 3,337	Total Smoke-Free	$ 2,938	21.1%	22.2%	13.6%

2023					PMI	2022	% Change
$ 3,835	$ 260	$ 3,575	$ 65	$ 3,510	Europe	$ 3,239	18.4%	10.4%	8.4%
2,707	(327)	3,034	—	3,034	SSEA, CIS & MEA	2,686	0.8%	13.0%	13.0%
1,430	(46)	1,476	—	1,476	EA, AU & PMI GTR	1,478	(3.2)%	(0.1)%	(0.1)%
1,075	35	1,040	234	806	Americas	749	43.5%	38.9%	7.6%
$ 9,047	$ (78)	$ 9,125	$ 299	$ 8,826	Total PMI	$ 8,152	11.0%	11.9%	8.3%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

									Schedule 1 (5/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues		Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Full Year Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2023						Combustible Tobacco	2022	% Change
$ 8,037		$ 116	$ 7,921	$ —	$ 7,921	Europe	$ 7,694	4.5%	3.0%	3.0%
9,321	(1)	(814)	10,135	—	10,135	SSEA, CIS & MEA	9,173	1.6%	10.5%	10.5%
2,676		(117)	2,793	—	2,793	EA, AU & PMI GTR	2,831	(5.5)%	(1.3)%	(1.3)%
2,299		96	2,204	378	1,826	Americas	1,874	22.7%	17.6%	(2.6)%
$ 22,334		$ (720)	$ 23,053	$ 378	$ 22,676	Total Combustible Tobacco	$ 21,572	3.5%	6.9%	5.1%

2023						Smoke-Free	2022	% Change
$ 6,500		$ 136	$ 6,364	$ 546	$ 5,818	Europe	$ 5,549	17.1%	14.7%	4.8%
306		3	303	—	303	of which, Wellness & Healthcare	271	12.9%	11.8%	11.8%
1,308		(246)	1,554	—	1,554	SSEA, CIS & MEA	1,294	1.0%	20.1%	20.1%
3,525		(283)	3,808	—	3,808	EA, AU & PMI GTR	3,105	13.5%	22.6%	22.6%
1,508		1	1,507	1,189	318	Americas	242	+100%	+100%	31.2%
$ 12,840		$ (392)	$ 13,233	$ 1,735	$ 11,497	Total Smoke-Free	$ 10,190	26.0%	29.9%	12.8%

2023						PMI	2022	% Change
$ 14,537		$ 252	$ 14,285	$ 546	$ 13,739	Europe	$ 13,243	9.8%	7.9%	3.7%
10,629	(1)	(1,060)	11,689	—	11,689	SSEA, CIS & MEA	10,467	1.5%	11.7%	11.7%
6,201		(400)	6,601	—	6,601	EA, AU & PMI GTR	5,936	4.5%	11.2%	11.2%
3,807		96	3,711	1,567	2,144	Americas	2,116	79.9%	75.4%	1.3%
$ 35,174		$ (1,112)	$ 36,286	$ 2,113	$ 34,173	Total PMI	$ 31,762	10.7%	14.2%	7.6%
(1) Includes a reduction in net revenues of $80 million related to the termination of a distribution arrangement in the Middle East
Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

												Schedule 2 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Net Revenues to Adjusted Net Revenues, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Special Items (1)	Adjusted Net Revenues	Currency	Adjusted Net Revenues excluding Currency	Acqui- sitions	Adjusted Net Revenues excluding Currency & Acqui- sitions		Net Revenues	Special Items	Adjusted Net Revenues	Total	Excluding Currency	Excluding Currency & Acqui- sitions

2023							Quarters Ended March 31,	2022			% Change
$ 3,154	$ —	$ 3,154	$ (202)	$ 3,356	$ 158	$ 3,198	Europe	$ 3,290	$ —	$ 3,290	(4.1)%	2.0%	(2.8)%
2,477	(80)	2,557	(111)	2,668	—	2,668	SSEA, CIS & MEA	2,445	—	2,445	4.6%	9.1%	9.1%
1,520	—	1,520	(170)	1,690	—	1,690	EA, AU & PMI GTR	1,587	—	1,587	(4.2)%	6.5%	6.5%
868	—	868	9	859	423	436	Americas	424	—	424	+100%	+100%	2.8%
$ 8,019	$ (80)	$ 8,099	$ (474)	$ 8,573	$ 581	$ 7,992	Total PMI	$ 7,746	$ —	$ 7,746	4.6%	10.7%	3.2%

2023							Quarters Ended June 30,	2022			% Change
$ 3,650	$ —	$ 3,650	$ (11)	$ 3,661	$ 172	$ 3,489	Europe	$ 3,385	$ —	$ 3,385	7.8%	8.2%	3.1%
2,668	—	2,668	(221)	2,889	—	2,889	SSEA, CIS & MEA	2,514	—	2,514	6.1%	14.9%	14.9%
1,680	—	1,680	(133)	1,813	—	1,813	EA, AU & PMI GTR	1,464	—	1,464	14.8%	23.8%	23.8%
969	—	969	14	955	493	462	Americas	469	—	469	+100%	+100%	(1.5)%
$ 8,967	$ —	$ 8,967	$ (351)	$ 9,318	$ 665	$ 8,653	Total PMI	$ 7,832	$ —	$ 7,832	14.5%	19.0%	10.5%

2023							Years Ended September 30,	2022			% Change
$ 3,898	$ —	$ 3,898	$ 205	$ 3,693	$ 151	$ 3,542	Europe	$ 3,329	$ —	$ 3,329	17.1%	10.9%	6.4%
2,777	—	2,777	(401)	3,178	—	3,178	SSEA, CIS & MEA	2,822	—	2,822	(1.6)%	12.6%	12.6%
1,571	—	1,571	(51)	1,622	—	1,622	EA, AU & PMI GTR	1,407	—	1,407	11.7%	15.3%	15.3%
895	—	895	38	857	417	440	Americas	474	—	474	88.8%	80.8%	(7.2)%
$ 9,141	$ —	$ 9,141	$ (209)	$ 9,350	$ 568	$ 8,782	Total PMI	$ 8,032	$ —	$ 8,032	13.8%	16.4%	9.3%

(1) Reflects a reduction in net revenues of $80 million related to the termination of a distribution arrangement in the Middle East

													Schedule 2 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Net Revenues to Adjusted Net Revenues, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Special Items (1)		Adjusted Net Revenues	Currency	Adjusted Net Revenues excluding Currency	Acqui- sitions	Adjusted Net Revenues excluding Currency & Acqui- sitions		Net Revenues	Special Items	Adjusted Net Revenues	Total	Excluding Currency	Excluding Currency & Acqui- sitions

2023								Quarters Ended December 31,	2022			% Change
$ 3,835	$ —		$ 3,835	$ 260	$ 3,575	$ 65	$ 3,510	Europe	$ 3,239	$ —	$ 3,239	18.4%	10.4%	8.4%
2,707	—		2,707	(327)	3,034	—	3,034	SSEA, CIS & MEA	2,686	—	2,686	0.8%	13.0%	13.0%
1,430	—		1,430	(46)	1,476	—	1,476	EA, AU & PMI GTR	1,478	—	1,478	(3.2)%	(0.1)%	(0.1)%
1,075	—		1,075	35	1,040	234	806	Americas	749	—	749	43.5%	38.9%	7.6%
$ 9,047	$ —		$ 9,047	$ (78)	$ 9,125	$ 299	$ 8,826	Total PMI	$ 8,152	$ —	$ 8,152	11.0%	11.9%	8.3%

2023								Years Ended December 31,	2022			% Change
$ 14,537	$ —		$ 14,537	$ 252	$ 14,285	$ 546	$ 13,739	Europe	$ 13,243	$ —	$ 13,243	9.8%	7.9%	3.7%
10,629	(80)	-1	10,709	(1,060)	11,769	—	11,769	SSEA, CIS & MEA	10,467	—	10,467	2.3%	12.4%	12.4%
6,201	—		6,201	(400)	6,601	—	6,601	EA, AU & PMI GTR	5,936	—	5,936	4.5%	11.2%	11.2%
3,807	—		3,807	96	3,711	1,567	2,144	Americas	2,116	—	2,116	79.9%	75.4%	1.3%
$ 35,174	$ (80)		$ 35,254	$ (1,112)	$ 36,366	$ 2,113	$ 34,253	Total PMI	$ 31,762	$ —	$ 31,762	11.0%	14.5%	7.8%

(1) Reflects a reduction in net revenues of $80 million related to the termination of a distribution arrangement in the Middle East

								Schedule 3 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Income for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Currency	Operating Income excluding Currency	Acquisitions	Operating Income excluding Currency & Acquisitions		Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2023					Quarters Ended March 31,	2022	% Change
$ 1,177	$ (89)	$ 1,266	$ 24	$ 1,242	Europe	$ 1,527	(22.9)%	(17.1)%	(18.7)%
734	(44)	778	—	778	SSEA, CIS & MEA	965	(23.9)%	(19.4)%	(19.4)%
637	(117)	754	—	754	EA, AU & PMI GTR	685	(7.0)%	10.1%	10.1%
183	(9)	192	169	23	Americas	121	51.2%	58.7%	(81.0)%
$ 2,731	$ (259)	$ 2,990	$ 193	$ 2,797	Total PMI	$ 3,298	(17.2)%	(9.3)%	(15.2)%

2023					Quarters Ended June 30,	2022	% Change
$ 886	$ 27	$ 859	$ 40	$ 819	Europe	$ 1,440	(38.5)%	(40.3)%	(43.1)%
880	(98)	978	—	978	SSEA, CIS & MEA	958	(8.1)%	2.1%	2.1%
557	(128)	685	—	685	EA, AU & PMI GTR	528	5.5%	29.7%	29.7%
243	(27)	270	224	46	Americas	130	86.9%	+100%	(64.6)%
$ 2,566	$ (226)	$ 2,792	$ 264	$ 2,528	Total PMI	$ 3,056	(16.0)%	(8.6)%	(17.3)%

2023					Quarters Ended September 30,	2022	% Change
$ 1,680	$ 127	$ 1,553	$ (8)	$ 1,561	Europe	$ 1,264	32.9%	22.9%	23.5%
823	(304)	1,127	—	1,127	SSEA, CIS & MEA	1,086	(24.2)%	3.8%	3.8%
769	(67)	836	—	836	EA, AU & PMI GTR	533	44.3%	56.8%	56.8%
98	(43)	141	148	(7)	Americas	85	15.3%	65.9%	-(100)%
$ 3,370	$ (287)	$ 3,657	$ 140	$ 3,517	Total PMI	$ 2,968	13.5%	23.2%	18.5%

								Schedule 3 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Income for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Currency	Operating Income excluding Currency	Acquisitions	Operating Income excluding Currency & Acquisitions		Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2023					Quarters Ended December 31,	2022	% Change
$ 1,556	$ 120	$ 1,436	$ 11	$ 1,425	Europe	$ 1,287	20.9%	11.6%	10.7%
699	(203)	902	—	902	SSEA, CIS & MEA	855	(18.2)%	5.5%	5.5%
576	(82)	658	—	658	EA, AU & PMI GTR	678	(15.0)%	(2.9)%	(2.9)%
58	(136)	194	86	108	Americas	104	(44.2)%	86.5%	3.8%
$ 2,889	$ (301)	$ 3,190	$ 97	$ 3,093	Total PMI	$ 2,924	(1.2)%	9.1%	5.8%

2023					Full Year Ended December 31,	2022	% Change
$ 5,299	$ 185	$ 5,114	$ 67	$ 5,047	Europe	$ 5,518	(4.0)%	(7.3)%	(8.5)%
3,136	(649)	3,785	—	3,785	SSEA, CIS & MEA	3,864	(18.8)%	(2.0)%	(2.0)%
2,539	(394)	2,933	—	2,933	EA, AU & PMI GTR	2,424	4.7%	21.0%	21.0%
582	(215)	797	627	170	Americas	440	32.3%	81.1%	(61.4)%
$ 11,556	$ (1,073)	$ 12,629	$ 694	$ 11,935	Total PMI	$ 12,246	(5.6)%	3.1%	(2.5)%

													Schedule 4
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Net Revenues and Operating Income: Price, Volume/Mix and Cost/Other Variances
($ in millions) / (Unaudited)

	2023 vs. 2022
	Quarters Ended March 31,			Quarters Ended June 30,			Quarters Ended September 30,			Quarters Ended December 31,			Full Year Ended December 31,
	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other
Net Revenues
Europe	$ 53	$ (145)	$ —	$ 147	$ (45)	$ 2	$ 191	$ 22	$ —	$ 177	$ 97	$ (3)	$ 568	$ (71)	$ (1)
SSEA, CIS & MEA	233	36	(126)	253	149	(27)	265	118	(27)	257	97	(6)	1,008	400	(186)
EA, AU & PMI GTR	14	89	—	23	326	—	36	179	—	133	(135)	—	206	459	—
Americas	37	(21)	(4)	36	(40)	(3)	21	(54)	(1)	64	(9)	2	158	(124)	(6)
Total PMI	$ 337	$ (41)	$ (130)	$ 459	$ 390	$ (28)	$ 513	$ 265	$ (28)	$ 631	$ 50	$ (7)	$ 1,940	$ 664	$ (193)

Operating Income
Europe	$ 53	$ (180)	$ (158)	$ 147	$ (56)	$ (712)	$ 191	$ 11	$ 95	$ 177	$ 138	$ (177)	$ 568	$ (87)	$ (952)
SSEA, CIS & MEA	233	(79)	(341)	253	(35)	(198)	265	(74)	(150)	257	(49)	(161)	1,008	(237)	(850)
EA, AU & PMI GTR	14	45	10	23	244	(110)	36	170	97	133	(133)	(20)	206	326	(23)
Americas	37	(17)	(118)	36	(26)	(94)	21	(41)	(72)	64	(9)	(51)	158	(93)	(335)
Total PMI	$ 337	$ (231)	$ (607)	$ 459	$ 127	$ (1,114)	$ 513	$ 66	$ (30)	$ 631	$ (53)	$ (409)	$ 1,940	$ (91)	$ (2,160)

												Schedule 5 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Special Items (1)	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acquisitions	Adjusted Operating Income excluding Currency & Acquisitions		Operating Income	Special Items (1)	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2023							Quarters Ended March 31,	2022			% Change
$ 1,177	$ (89)	$ 1,266	$ (89)	$ 1,355	$ 42	$ 1,313	Europe	$ 1,527	$ (71)	$ 1,598	(20.8)%	(15.2)%	(17.9)%
734	(117)	851	(44)	895	—	895	SSEA, CIS & MEA	965	(6)	971	(12.4)%	(7.8)%	(7.8)%
637	(20)	657	(117)	774	—	774	EA, AU & PMI GTR	685	(1)	686	(4.2)%	12.8%	12.8%
183	(62)	245	(9)	254	218	36	Americas	121	(2)	123	99.2%	+100%	(71.0)%
$ 2,731	$ (288)	$ 3,019	$ (259)	$ 3,278	$ 261	$ 3,017	Total PMI	$ 3,298	$ (80)	$ 3,378	(10.6)%	(3.0)%	(10.7)%

2023							Quarters Ended June 30,	2022			% Change
$ 886	$ (723)	$ 1,609	$ 27	$ 1,582	$ 58	$ 1,524	Europe	$ 1,440	$ (131)	$ 1,571	2.4%	0.7%	(3.0)%
880	(5)	885	(98)	983	—	983	SSEA, CIS & MEA	958	(21)	979	(9.6)%	0.4%	0.4%
557	(205)	762	(128)	890	—	890	EA, AU & PMI GTR	528	(12)	540	41.1%	64.8%	64.8%
243	(33)	276	(27)	303	255	48	Americas	130	(4)	134	+100%	+100%	(64.4)%
$ 2,566	$ (966)	$ 3,532	$ (226)	$ 3,758	$ 313	$ 3,445	Total PMI	$ 3,056	$ (168)	$ 3,224	9.6%	16.6%	6.9%

2023							Quarters Ended September 30,	2022			% Change
$ 1,680	$ (162)	$ 1,842	$ 127	$ 1,715	$ 52	$ 1,663	Europe	$ 1,264	$ (236)	$ 1,500	22.8%	14.3%	10.9%
823	(46)	869	(304)	1,173	—	1,173	SSEA, CIS & MEA	1,086	(67)	1,153	(24.6)%	1.7%	1.7%
769	(25)	794	(67)	861	—	861	EA, AU & PMI GTR	533	(46)	579	37.1%	48.7%	48.7%
98	(131)	229	(43)	272	263	9	Americas	85	(13)	98	+100%	+100%	(90.5)%
$ 3,370	$ (364)	$ 3,734	$ (287)	$ 4,021	$ 315	$ 3,706	Total PMI	$ 2,968	$ (362)	$ 3,330	12.1%	20.8%	11.3%

(1) For details on Special Items, refer to Schedule 6

												Schedule 5 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Special Items (1)	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acquisitions	Adjusted Operating Income excluding Currency & Acquisitions		Operating Income	Special Items (1)	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2023							Quarters Ended December 31,	2022			% Change
$ 1,556	$ (87)	$ 1,643	$ 120	$ 1,523	$ 24	$ 1,499	Europe	$ 1,287	$ (32)	$ 1,319	24.6%	15.5%	13.7%
699	(5)	704	(203)	907	—	907	SSEA, CIS & MEA	855	38	817	(13.8)%	11.0%	11.0%
576	—	576	(82)	658	—	658	EA, AU & PMI GTR	678	31	647	(11.0)%	1.7%	1.7%
58	(71)	129	(136)	265	114	151	Americas	104	(89)	193	(33.2)%	37.3%	(22.0)%
$ 2,889	$ (163)	$ 3,052	$ (301)	$ 3,353	$ 138	$ 3,215	Total PMI	$ 2,924	$ (52)	$ 2,976	2.6%	12.7%	8.0%

2023							Full Year Ended December 31,	2022			% Change
$ 5,299	$ (1,061)	$ 6,360	$ 185	$ 6,175	$ 177	$ 5,998	Europe	$ 5,518	$ (470)	$ 5,988	6.2%	3.1%	0.2%
3,136	(173)	3,309	(649)	3,958	—	3,958	SSEA, CIS & MEA	3,864	(56)	3,920	(15.6)%	1.0%	1.0%
2,539	(250)	2,789	(394)	3,183	—	3,183	EA, AU & PMI GTR	2,424	(28)	2,452	13.7%	29.8%	29.8%
582	(297)	879	(215)	1,094	851	243	Americas	440	(108)	548	60.4%	99.6%	(55.6)%
$ 11,556	$ (1,781)	$ 13,337	$ (1,073)	$ 14,410	$ 1,027	$ 13,383	Total PMI	$ 12,246	$ (662)	$ 12,908	3.3%	11.6%	3.7%

(1) For details on Special Items, refer to Schedule 6

					Schedule 6 (1/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarter Ended March 31,	Quarter Ended June 30,	Quarter Ended September 30,	Quarter Ended December 31,	Full Year Ended December 31,
	2023	2023	2023	2023	2023
PMI
Reported Operating Income	$2,731	$2,566	$3,370	$2,889	$11,556
Restructuring charges	(109)	—	—	—	(109)
Termination of distribution arrangement in the Middle East	(80)	—	—	—	(80)
Impairment of goodwill and other intangibles	—	(680)	—	—	(680)
Amortization of intangibles	(81)	(82)	(205)	(129)	(497)
Charges related to the war in Ukraine	—	—	(19)	(34)	(53)
Swedish Match AB acquisition accounting related items	(18)	—	—	—	(18)
South Korea indirect tax charge	—	(204)	—	—	(204)
Termination of agreement with Foundation for a Smoke-Free World	—	—	(140)	—	(140)
Adjusted Operating Income	$3,019	$3,532	$3,734	$3,052	$13,337

Europe
Reported Operating Income	$1,177	$886	$1,680	$1,556	$5,299
Restructuring charges	(47)	—	—	—	(47)
Amortization of intangibles	(42)	(43)	(83)	(53)	(221)
Charges related to the war in Ukraine	—	—	(19)	(34)	(53)
Termination of agreement with Foundation for a Smoke-Free World	—	—	(60)	—	(60)
Impairment of goodwill and other intangibles	—	(680)	—	—	(680)
Adjusted Operating Income	$1,266	$1,609	$1,842	$1,643	$6,360

SSEA, CIS & MEA
Reported Operating Income	$734	$880	$823	$699	$3,136
Restructuring charges	(32)	—	—	—	(32)
Termination of distribution arrangement in the Middle East	(80)	—	—	—	(80)
Amortization of intangibles	(5)	(5)	(5)	(5)	(20)
Termination of agreement with Foundation for a Smoke-Free World	—	—	(41)	—	(41)
Adjusted Operating Income	$851	$885	$869	$704	$3,309

					Schedule 6 (2/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarter Ended March 31,	Quarter Ended June 30,	Quarter Ended September 30,	Quarter Ended December 31,	Full Year Ended December 31,
	2023	2023	2023	2023	2023
EA, AU & PMI GTR
Reported Operating Income	$637	$557	$769	$576	$2,539
Restructuring charges	(19)	—	—	—	(19)
Amortization of intangibles	(1)	(1)	(1)	—	(3)
South Korea indirect tax charge	—	(204)	—	—	(204)
Termination of agreement with Foundation for a Smoke-Free World	—	—	(24)	—	(24)
Adjusted Operating Income	$657	$762	$794	$576	$2,789

Americas
Reported Operating Income	$183	$243	$98	$58	$582
Restructuring charges	(11)	—	—	—	(11)
Amortization of intangibles	(33)	(33)	(116)	(71)	(253)
Swedish Match AB acquisition accounting related items	(18)	—	—	—	(18)
Termination of agreement with Foundation for a Smoke-Free World	—	—	(15)	—	(15)
Adjusted Operating Income	$245	$276	$229	$129	$879

Note: Sum of special items might not foot due to roundings. Special items between -$0.5 million and +$0.5 million are not displayed by segment.

					Schedule 6 (3/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarter Ended March 31,	Quarter Ended June 30,	Quarter Ended September 30,	Quarter Ended December 31,	Full Year Ended December 31,
	2022	2022	2022	2022	2022
PMI
Reported Operating Income	$3,298	$3,056	$2,968	$2,924	$12,246
Impairment of other intangibles	—	—	(112)	—	(112)
Amortization of intangibles	(38)	(36)	(27)	(58)	(159)
Charges related to the war in Ukraine	(42)	(80)	(6)	(23)	(151)
Costs associated with Swedish Match AB offer	—	(52)	(217)	154	(115)
Swedish Match AB acquisition accounting related items	—	—	—	(125)	(125)
Adjusted Operating Income	$3,378	$3,224	$3,330	$2,976	$12,908

Europe
Reported Operating Income	$1,527	$1,440	$1,264	$1,287	$5,518
Amortization of intangibles	(29)	(27)	(18)	(32)	(106)
Charges related to the war in Ukraine	(42)	(80)	(6)	(23)	(151)
Costs associated with Swedish Match AB offer	—	(24)	(100)	71	(53)
Swedish Match AB acquisition accounting related items	—	—	—	(48)	(48)
Impairment of other intangibles	—	—	(112)	—	(112)
Adjusted Operating Income	$1,598	$1,571	$1,500	$1,319	$5,988

SSEA, CIS & MEA
Reported Operating Income	$965	$958	$1,086	$855	$3,864
Amortization of intangibles	(6)	(6)	(6)	(5)	(23)
Costs associated with Swedish Match AB offer	—	(15)	(61)	43	(33)
Adjusted Operating Income	$971	$979	$1,153	$817	$3,920

					Schedule 6 (4/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarter Ended March 31,	Quarter Ended June 30,	Quarter Ended September 30,	Quarter Ended December 31,	Full Year Ended December 31,
	2022	2022	2022	2022	2022
EA, AU & PMI GTR
Reported Operating Income	$685	$528	$533	$678	$2,424
Amortization of intangibles	(1)	(1)	(1)	(1)	(4)
Costs associated with Swedish Match AB offer	—	(11)	(45)	32	(24)
Adjusted Operating Income	$686	$540	$579	$647	$2,452

Americas
Reported Operating Income	$121	$130	$85	$104	$440
Amortization of intangibles	(2)	(2)	(2)	(20)	(26)
Costs associated with Swedish Match AB offer	—	(2)	(11)	8	(5)
Swedish Match AB acquisition accounting related items	—	—	—	(77)	(77)
Adjusted Operating Income	$123	$134	$98	$193	$548

Note: Sum of special items might not foot due to roundings. Special items between -$0.5 million and +$0.5 million are not displayed by segment.

														Schedule 7 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (1)	Adjusted Net Revenues (2)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (1)	Adjusted Net Revenues excluding Currency (2)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui- sitions (1)	Adjusted Net Revenues excluding Currency & Acqui- sitions (2)	Adjusted Operating Income Margin excluding Currency & Acqui- sitions		Adjusted Operating Income (1)	Adjusted Net Revenues (2)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui- sitions

2023									Quarters Ended March 31,	2022			% Points Change
$ 1,266	$ 3,154	40.1%	$ 1,355	$ 3,356	40.4%	$ 1,313	$ 3,198	41.0%	Europe	$ 1,598	$ 3,290	48.6%	(8.5)	(8.2)	(7.6)
851	2,557	33.3%	895	2,668	33.5%	895	2,668	33.5%	SSEA, CIS & MEA	971	2,445	39.7%	(6.4)	(6.2)	(6.2)
657	1,520	43.2%	774	1,690	45.8%	774	1,690	45.8%	EA, AU & PMI GTR	686	1,587	43.2%	—	2.6	2.6
245	868	28.2%	254	859	29.6%	36	436	8.2%	Americas	123	424	29.0%	(0.8)	0.6	(20.8)
$ 3,019	$ 8,099	37.3%	$ 3,278	$ 8,573	38.2%	$ 3,017	$ 7,992	37.8%	Total PMI	$ 3,378	$ 7,746	43.6%	(6.3)	(5.4)	(5.8)

2023									Quarters Ended June 30,	2022			% Points Change
$ 1,609	$ 3,650	44.1%	$ 1,582	$ 3,661	43.2%	$ 1,524	$ 3,489	43.7%	Europe	$ 1,571	$ 3,385	46.4%	(2.3)	(3.2)	(2.7)
885	2,668	33.2%	983	2,889	34.0%	983	2,889	34.0%	SSEA, CIS & MEA	979	2,514	38.9%	(5.7)	(4.9)	(4.9)
762	1,680	45.4%	890	1,813	49.1%	890	1,813	49.1%	EA, AU & PMI GTR	540	1,464	36.9%	8.5	12.2	12.2
276	969	28.5%	303	955	31.7%	48	462	10.3%	Americas	134	469	28.6%	(0.1)	3.1	(18.3)
$ 3,532	$ 8,967	39.4%	$ 3,758	$ 9,318	40.3%	$ 3,445	$ 8,653	39.8%	Total PMI	$ 3,224	$ 7,832	41.2%	(1.8)	(0.9)	(1.4)

2023									Quarters Ended September 30,	2022			% Points Change
$ 1,842	$ 3,898	47.3%	$ 1,715	$ 3,693	46.4%	$ 1,663	$ 3,542	46.9%	Europe	$ 1,500	$ 3,329	45.1%	2.2	1.3	1.8
869	2,777	31.3%	1,173	3,178	36.9%	1,173	3,178	36.9%	SSEA, CIS & MEA	1,153	2,822	40.9%	(9.6)	(4.0)	(4.0)
794	1,571	50.5%	861	1,622	53.1%	861	1,622	53.1%	EA, AU & PMI GTR	579	1,407	41.2%	9.3	11.9	11.9
229	895	25.6%	272	857	31.7%	9	440	2.1%	Americas	98	474	20.7%	4.9	11.0	(18.6)
$ 3,734	$ 9,141	40.8%	$ 4,021	$ 9,350	43.0%	$ 3,706	$ 8,782	42.2%	Total PMI	$ 3,330	$ 8,032	41.5%	(0.7)	1.5	0.7

(1) For the calculation of Adjusted Operating Income, Adjusted Operating Income excluding currency and Adjusted Operating Income excluding currency and acquisitions, refer to Schedule 5
(2) For the calculation of Adjusted Net Revenues, Adjusted Net Revenues excluding currency and Adjusted Net Revenues excluding currency and acquisitions, refer to Schedule 2

														Schedule 7 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (1)	Adjusted Net Revenues (2)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (1)	Adjusted Net Revenues excluding Currency (2)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui- sitions (1)	Adjusted Net Revenues excluding Currency & Acqui- sitions (2)	Adjusted Operating Income Margin excluding Currency & Acqui- sitions		Adjusted Operating Income (1)	Adjusted Net Revenues (2)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui- sitions

2023									Quarters Ended December 31,	2022			% Points Change
$ 1,643	$ 3,835	42.8%	$ 1,523	$ 3,575	42.6%	$ 1,499	$ 3,510	42.7%	Europe	$ 1,319	$ 3,239	40.7%	2.1	1.9	2.0
704	2,707	26.0%	907	3,034	29.9%	907	3,034	29.9%	SSEA, CIS & MEA	817	2,686	30.4%	(4.4)	(0.5)	(0.5)
576	1,430	40.3%	658	1,476	44.6%	658	1,476	44.6%	EA, AU & PMI GTR	647	1,478	43.8%	(3.5)	0.8	0.8
129	1,075	12.0%	265	1,040	25.5%	151	806	18.7%	Americas	193	749	25.8%	(13.8)	(0.3)	(7.1)
$ 3,052	$ 9,047	33.7%	$ 3,353	$ 9,125	36.7%	$ 3,215	$ 8,826	36.4%	Total PMI	$ 2,976	$ 8,152	36.5%	(2.8)	0.2	(0.1)

2023									Full Year Ended December 31,	2022			% Points Change
$ 6,360	$ 14,537	43.8%	$ 6,175	$ 14,285	43.2%	$ 5,998	$ 13,739	43.7%	Europe	$ 5,988	$ 13,243	45.2%	(1.4)	(2.0)	(1.5)
3,309	10,709	30.9%	3,958	11,769	33.6%	3,958	11,769	33.6%	SSEA, CIS & MEA	3,920	10,467	37.5%	(6.6)	(3.9)	(3.9)
2,789	6,201	45.0%	3,183	6,601	48.2%	3,183	6,601	48.2%	EA, AU & PMI GTR	2,452	5,936	41.3%	3.7	6.9	6.9
879	3,807	23.1%	1,094	3,711	29.5%	243	2,144	11.3%	Americas	548	2,116	25.9%	(2.8)	3.6	(14.6)
$ 13,337	$ 35,254	37.8%	$ 14,410	$ 36,366	39.6%	$ 13,383	$ 34,253	39.1%	Total PMI	$ 12,908	$ 31,762	40.6%	(2.8)	(1.0)	(1.5)

(1) For the calculation of Adjusted Operating Income, Adjusted Operating Income excluding currency and Adjusted Operating Income excluding currency and acquisitions, refer to Schedule 5
(2) For the calculation of Adjusted Net Revenues, Adjusted Net Revenues excluding currency and Adjusted Net Revenues excluding currency and acquisitions, refer to Schedule 2